AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
October 2010

For the month of October 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.19% and a net return of 0.15%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.36% for the month.

October 2010 gross relative performance:  -0.17%

Performance for periods ended October 31, 2010 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	8.23%	7.93%	7.67%	6.87%	6.83%
HIT Total Net Rate of Return	7.84%	7.46%	7.22%	6.43%	6.41%
Barclays Capital Aggregate Bond Index	8.33%	8.01%	7.23%	6.45%	6.38%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Tightening of spreads on the HIT’s Ginnie Mae project loan securities.  Ginnie Mae construction/permanent and permanent loan spreads each tightened by 5 basis points (bps) relative to Treasuries.  In contrast, spreads on the HIT’s Fannie Mae DUS multifamily securities widened relative to Treasuries, with bullet-like, long duration structures widening the most.  Spread performance ranged from +3 to +15 bps, depending on structure.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to agency single family mortgage-backed securities (MBS) as this sector had the best performance of major sectors in the Barclays Aggregate with 92 bps of excess return.  The portfolio had approximately 24% allocated to the sector while the Barclays Aggregate had approximately 32%.

●
The HIT’s structural overweight to spread-based assets as swap spreads widened across the middle of the yield curve.  While 2-year swaps tightened by approximately 1.50 bps, 10-year swaps widened by over 2 bps.

AFL-CIO HOUSING INVESTMENT TRUST                                         September 2010 Performance Commentary

●	Corporate bonds’ strong performance. This sector had the third best excess returns of the major sectors in the Barclays Aggregate, with excess returns of 55 bps. The HIT does not hold corporate bonds.

●
The portfolio’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate.  Those returns were 42, 25, 39, and 108 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee.

●
The HIT’s underweight to private-label commercial MBS (CMBS) as this sector was the second best performing in the Barclays Aggregate.  CMBS posted 64 basis points of excess return.  In addition, the HIT’s agency structured securities portfolio experienced spread widening and underperformed.

October 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.16%	0	5.38
Agencies	+0.40%	+29	3.25
Single family agency MBS (RMBS)	+0.98%	+92	2.80
Corporates	+0.12%	+55	6.65
Commercial MBS (CMBS)	+1.07%	+64	3.84
Asset-backed securities (ABS)	+0.16%	-8	3.52
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/10	10/31/10	Change
3 Month	0.153%	0.111%	-0.0426%
6 Month	0.187%	0.161%	-0.0254%
1 Year	0.247%	0.202%	-0.0448%
2 Year	0.422%	0.336%	-0.0865%
3 Year	0.627%	0.495%	-0.1324%
5 Year	1.263%	1.166%	-0.0969%
7 Year	1.906%	1.887%	-0.0192%
10 Year	2.510%	2.599%	0.0895%
30 Year	3.685%	3.983%	0.2979%
                                              Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.